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                                                                  EXHIBIT 23(B)

                              Accountants' Consent

The Board of Directors
Ampace Corporation

         We consent to the use of our report incorporated herein by reference.


                                                       /s/KPMG Peat Marwick LLP

Little Rock, Arkansas
November 20, 1997